UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 4, 2026

ENERPAC TOOL GROUP CORP.
(Exact name of Registrant, as specified in its charter)

Wisconsin	1-11288	39-0168610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

648 N. PLANKINTON AVE., 4TH FLOOR
MILWAUKEE, WISCONSIN 53203
Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
(Address of principal executive offices)

Registrant’s telephone number, including area code: (262) 293-1500

Former name or address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.20 per share	EPAC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

Enerpac Tool Group Corp. (the “Company”) held its Annual Meeting of the Shareholders (the “Annual Meeting”) on February 4, 2026. At the Annual Meeting, the Company’s shareholders voted on three proposals and cast their votes as described below. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on December 22, 2025 and the Additional Definitive Proxy Soliciting Materials filed with the SEC on December 22, 2025.

Proposal 1

The Company’s shareholders elected the following directors to serve until the Company’s next annual meeting and until their successors are elected and qualified as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
J. Palmer Clarkson	48,630,003	812,753	1,136,843
Danny L. Cunningham	48,895,104	547,652	1,136,843
E. James Ferland	47,494,171	1,948,585	1,136,843
Colleen M. Healy	48,939,602	503,154	1,136,843
Richard D. Holder	48,604,941	837,815	1,136,843
Lynn C. Minella	48,679,757	762,999	1,136,843
Sidney S. Simmons	48,894,640	548,116	1,136,843
Paul E. Sternlieb	49,336,608	106,148	1,136,843

Proposal 2

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending August 31, 2026 as set forth below:

Votes For	Votes Against	Abstentions
50,504,932	58,601	16,066

Proposal 3

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,479,535	929,295	33,926	1,136,843

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2026
ENERPAC TOOL GROUP CORP.

	By:	/s/ Noah Popp
Noah Popp
Executive Vice President, General Counsel, and Secretary